EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Kyle Madej, the Chief Executive Officer of Sentinel Holdings Ltd (the“Company”), hereby certify, that, to my knowledge:

1)	The Quarterly Report on Form 10-Q for the period ended March 31, 2026 (the “Report”) of the Company fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 10, 2026	By:	/s/ Kyle Madej
President, Chief Executive Officer, Treasurer, Secretary, and Chairman of the Board